UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2024

Commission File Number 001-33666

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	74-3204509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9807 Katy Freeway, Suite 100, Houston, TX 77024

(Address of principal executive offices, zip code)

(281) 836-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of Archrock, Inc., a Delaware corporation (the “Company”), was held on April 25, 2024 (the “Annual Meeting”). At the Annual Meeting, the following matters, set forth in our proxy statement filed with the Securities and Exchange Commission on March 12, 2024, were voted upon with the results indicated below.

Proposal 1: Election of Directors

Our stockholders elected the following directors to serve until the next annual meeting of our stockholders or until their successors are duly elected and qualified.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Anne-Marie N. Ainsworth	122,990,340	14,114,486	9,488,093
D. Bradley Childers	129,341,820	7,763,006	9,488,093
Gordon T. Hall	125,071,017	12,033,809	9,488,093
Frances Powell Hawes	123,286,650	13,818,176	9,488,093
J.W.G. “Will” Honeybourne	123,834,451	13,270,375	9,488,093
James H. Lytal	133,267,558	3,837,268	9,488,093
Leonard W. Mallett	136,392,267	712,559	9,488,093
Jason C. Rebrook	129,347,467	7,757,359	9,488,093
Edmund P. Segner, III	133,724,672	3,380,154	9,488,093

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,083,278	8,397,934	111,707	-

Proposal 3: Advisory Vote on Executive Compensation

Our stockholders approved, by a non-binding advisory vote, the compensation provided to our Named Executive Officers for 2023, as disclosed in our proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,915,071	16,465,758	723,997	9,488,093

Item 8.01 Other Events.

On April 26, 2024, the Company announced that its Board of Directors (the “Board”) approved an extension of the Company’s share repurchase program (the “Share Repurchase Program”) upon expiry of the previous authorization on April 27, 2024, for an additional 24-month period. In connection with the extension, the Board replenished the amount of shares authorized for repurchase under the Share Repurchase Program, resulting in available capacity of $50 million.

A copy of the press release announcing the extension of the Share Repurchase Program is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Archrock, Inc. dated April 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

April 29, 2024